    As filed with the Securities and Exchange Commission on November 9, 2000
 ==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                             BANK MUTUAL CORPORATION
             (Exact name of registrant as specified in its charter)

               U.S.A.                                            39-2004336
   (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                            Identification No.)

           4949 West Brown Deer Road
            Milwaukee, Wisconsin                                   53223
(Address of Principal Executive Offices)                         (Zip Code)

                 MUTUAL SAVINGS BANK SAVINGS AND INVESTMENT PLAN
                 FIRST NORTHERN SAVINGS BANK 401(k) SAVINGS PLAN
                            (Full title of the plans)
                               -------------------

                                                          Copy to:
     MICHAEL T. CROWLEY, JR.                        KENNETH V. HALLETT
     Bank Mutual Corporation                        Quarles & Brady LLP
    4949 West Brown Deer Road                    411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53233                    Milwaukee, Wisconsin  53202

                     (Name and address of agent for service)

                                 (414) 354-1500
          (Telephone number, including area code, of agent for service)


                                    CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                                   PROPOSED           PROPOSED
                                                                    MAXIMUM            MAXIMUM           AMOUNT OF
     TITLE OF SECURITIES                   AMOUNT TO BE         OFFERING PRICE        AGGREGATE        REGISTRATION
    TO BE REGISTERED (1)                  REGISTERED (1)         PER SHARE (2)     OFFERING PRICE           FEE
    ----------------                      ----------             ---------         --------------           ---
        Common Stock,
       $.01 par value                         700,000               $10.125          $7,087,500          $1,871.10
---------------------------------------------------------------------------------------------------------------------

(1) Consists of the following number of shares to be registered for each of the plans covered by this registration statement:

     Mutual Savings Bank Savings and Investment Plan              400,000 shares

       First Northern Savings Bank 401(k) Savings Plan            300,000 shares

       In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein. The plans are maintained for the benefit of employees of Bank Mutual Corporation and its subsidiaries. First Northern Savings Bank and Mutual Savings Bank are wholly owned indirect subsidiaries of the registrant.

(2) Pursuant to Rule 457(h), estimated solely for computing the registration fee, based upon the average high and low trading prices of Bank Mutual Common Stock on the Nasdaq Stock Market on November 6, 2000.




==============================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Bank Mutual Corporation (the "Registrant") (Commission File No. 000-31207) and Mutual Savings Bank Savings and Incentive Plan and First Northern Savings Bank 401(k) Savings Plan (the "plans") with the Securities and Exchange Commission (the "Commission") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

         - Registrant's latest prospectus, under Registration Statement on Form S-1, No. 333-39362, filed pursuant to Rule 424(b) of the Securities Act, dated September 8, 2000.

         - Description of the registrant's common stock contained in the registrant's registration statement on Form 8-A, as amended September 20, 2000; and any future amendment or report filed for the purpose of updating such description.

         - Annual Report on Form 11-K filed by the First Northern Savings Bank 401(k) Savings Plan for the fiscal year ended December 31, 1999.

         All documents subsequently filed by the registrant or the plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable. See second bullet point in Item 3 above.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Bank Mutual is incorporated under federal law, and, as provided in its bylaws, indemnification of its directors will be governed by federal law, and Office of Thrift Supervision ("OTS") regulations thereunder. Federal regulations define areas for indemnity coverage by federal savings banks and the holding companies of federal savings banks, such as the registrant, as follows:

         (a) Any person against who any action is brought or threatened because that person is or was a director or officer of the registrant shall be indemnified by the registrant, as the case may be, for:

                    (i) Any amount for which such person becomes liable under a judgement in such action; and

                    (ii) Reasonable costs and expenses, including reasonable attorney's fees, actually paid or incurred by such person in defending or settling such action, or in enforcing his or her rights to indemnification if the person attains a favorable judgement in such enforcement action, which may be advanced in certain instances.

         (b) Indemnification provided for in subparagraph (a) shall be made to such officer or director only if the requirements of this paragraph are met:

                    (i) The registrant shall make the indemnification provided by subparagraph (a) in connection with any such action which results in a final judgement on the merits in favor of such officer or director.

                    (ii) The registrant shall make the indemnification provided by subparagraph (a) in case of settlement of such action, final judgement against such director or officer or final judgment in favor of such director or officer other than on the merits, if a majority of the disinterested directors of the registrant determines that such a director or officer was acting in good faith within the scope of his or her employment or authority as he or she could reasonable have believed under the circumstances was in the best interest of the registrant or its shareholders.

         (c)      As used in this paragraph:

                    (i) "action" means any judicial or administrative proceeding, or threatened proceeding, whether civil, criminal, or otherwise, including any appeal or other proceeding for review;

                    (ii) "final judgment" means a judgment. decree, or order which is not appealable and as to which the period for appeal has expired with no appeal taken;

                    (iii) "settlement" includes the entry of a judgment by
                          consent or by confession or a plea of guilty or nolo contendere.

         The registrant has a directors and officers liability policy providing for insurance against certain liabilities incurred by directors and officers of the registrant while serving in their capacities as such.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         See the Exhibit Index following the Signatures pages in this Registration Statement, which Exhibit Index is incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

         (a)    The undersigned registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                       (iii) To include any material information with respect to
                             the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i) and (1)(ii) of this section do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plans' annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 6 of this registration statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Brown Deer, State of Wisconsin, on November 9, 2000.

                                      BANK MUTUAL CORPORATION
                                      (Registrant)

                                      By:   /s/ Michael T. Crowley, Jr.
                                         -----------------------------------
                                         Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes Michael T. Crowley, Jr. and Eugene H. Maurer, Jr., or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of such person, individually, and in each capacity stated below or otherwise, and to file, any and all amendments to this registration statement.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.*

SIGNATURE AND TITLE



/s/ Michael T. Crowley, Jr.                                       /s/ Herbert W. Isermann
--------------------------------------------------------          ---------------------------------------------
Michael T. Crowley, Jr., Chairman and Chief                       Herbert W. Isermann, Director
Executive Officer (Principal Executive Officer) and
Director                                                          /s/ Thomas J. Lopina, Director
                                                                  ---------------------------------------------
/s/  Rick B. Colberg                                              Thomas J. Lopina, Director
--------------------------------------------------------
Rick B. Colberg, Chief Financial Officer                          /s/ Michael D. Meeuwsen.
      (Principal Financial Officer)                               ---------------------------------------------
                                                                  Michael D. Meeuwsen, Director
/s/  Marlene M. Scholz
--------------------------------------------------------          /s/ William J. Mielke
Marlene M. Scholz, Senior Vice President                          ---------------------------------------------
  (Principal Accounting Officer)                                  William J. Mielke, Director

/s/ Michael T. Crowley, Sr.                                       /s/ Robert B. Olson
--------------------------------------------------------          ---------------------------------------------
Michael T. Crowley, Sr., Director                                 Robert B. Olson, Director

/s/ Thomas H. Buestrin                                            /s/ David J. Rolfs
--------------------------------------------------------          ---------------------------------------------
Thomas H. Buestrin, Director                                      David J. Rolfs, Director

                                                                  /s/ J. Gus Swoboda
--------------------------------------------------------          ---------------------------------------------
Raymond W. Dwyer, Jr., Director                                   J. Gus Swoboda, Director



----------------------
*Each of the above signatures is affixed as of November 9, 2000.

         The plans. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer each of the employee benefit plans) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, on November 9, 2000.

                          MUTUAL SAVINGS BANK SAVINGS AND INVESTMENT PLAN



                          By:      /s/   Eugene H. Maurer, Jr.
                                   --------------------------------------------
                                   Eugene H. Maurer, Jr.,
                                   Trustee and Representative of the Trustees

                          FIRST NORTHERN SAVINGS BANK 401(K) SAVINGS PLAN



                          By:      /s/    Michael D. Meeuwsen
                                   --------------------------------------------
                                   Michael D. Meeuwsen, Trustee


                          By:      /s/    Rick B. Colberg
                                   --------------------------------------------
                                   Rick B. Colberg, Trustee


                          By:      /s/   Marla J. Carr
                                   --------------------------------------------
                                   Marla J. Carr, Trustee

                             BANK MUTUAL CORPORATION
                               (THE "REGISTRANT")


                                  EXHIBIT INDEX
                                       TO
                         FORM S-8 REGISTRATION STATEMENT



   EXHIBIT                                                          INCORPORATED HEREIN                  FILED
   NUMBER                       DESCRIPTION                           BY REFERENCE TO                   HEREWITH
   ------                       -----------                          -----------------                  --------
4.1             Charter of Registrant                        Exhibit 3(i) to the registrant's
                                                             Form S-1 (No. 333-39362) as
                                                             Amended June 15, 2000 ("Form
                                                             S-1")

4.2             Bylaws of the Registrant                     Exhibit 3(ii) to Form S-1

5               Opinion of Quarles & Brady LLP                                                             X

23.1            Consent of Ernst & Young LLP                                                               X

23.2            Consent of Wipfli Ullrich Bertelson LLP                                                    X

23.3            Consent of Quarles & Brady LLP                                                  Contained in
                                                                                                Exhibit 5

24              Power of Attorney                                                               Contained in
                                                                                                Signatures page to this
                                                                                                Registration Statement


----------------------

                  * THE REGISTRANT HEREBY UNDERTAKES THAT IT WILL SUBMIT OR HAS SUBMITTED EACH PLAN AND ANY AMENDMENT THERETO TO THE INTERNAL REVENUE SERVICE ("IRS") IN A TIMELY MANNER, AND HAS MADE OR WILL MAKE ALL CHANGES REQUIRED BY THE IRS IN ORDER TO QUALIFY THE PLAN UNDER SECTION 401 OF THE INTERNAL REVENUE CODE.


                                      EI-1